UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K /A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2014

CENTURY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36491	68-0521411
(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 770-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On November 18, 2014 Century Communities, Inc., a Delaware corporation (the “Company”), filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) regarding the completion of the Company’s acquisition,  on November 13, 2014, of substantially all the assets and operations of a leading homebuilding business in Atlanta, Georgia (the “Acquired Business”) from Peachtree Communities Group, Inc.,  a  Georgia corporation, and certain of its subsidiaries and affiliates (collectively, “Peachtree”), pursuant to an Asset Purchase Agreement among Peachtree, and the Company (the “Peachtree Acquisition”). Pursuant to the Peachtree Acquisition,  the Company acquired from Peachtree 2,120 owned and controlled residential lots within 36 communities in the greater Atlanta, Georgia metropolitan area, for an aggregate purchase price of approximately $54.8 million in cash, subject to post-closing purchase price true-up adjustments. As part of the Peachtree Acquisition, the Company also assumed certain contracts of Peachtree and acquired certain tangible and intangible assets of the Acquired Business, including plans and specifications, entitlements, and certain intellectual property.

This Current Report on Form 8-K/A amends the Original Form 8-K to include an updated Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial information, which the Company indicated would be provided no later than 71 days from the date on which the Original Form 8-K was required to be filed.

Item 9.01 of the Original Form 8-K is hereby amended and restated in its entirety as set forth below.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated and combined balance sheets as of December 31, 2013 and 2012 and the related consolidated and combined statements of income and cash flows for the years then ended of Peachtree, the notes related thereto, and the report of the independent auditors related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited condensed consolidated and combined balance sheet as of September 30, 2014, the related unaudited condensed consolidated and combined statements  of income and cash flows for the nine month periods ended September 30, 2014 and 2013 of Peachtree, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited condensed combined balance sheet as of September 30, 2014, the related unaudited condensed combined statement of operations for the nine months ended September 30, 2014 and the year ended December 31, 2013, and the related notes thereto, of the Company, after giving effect to the Peachtree Acquisition, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of BDO USA, LLP, independent auditors of Peachtree Communities Group, Inc. and Subsidiaries
99.1	Audited consolidated and combined financial statements of Peachtree Communities Group, Inc. and Subsidiaries as of and for the years ended December 31, 2013 and 2012

99.2

Unaudited condensed consolidated and combined financial statements of Peachtree Communities Group, Inc. and Subsidiaries as of September 30, 2014 and for the nine month periods ended September 30, 2014 and 2013

99.3	Unaudited pro forma condensed combined financial statements of Century Communities, Inc. as of and for the nine month period ended September 30, 2014 and the year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

january

Date: January 27, 2015	CENTURY COMMUNITIES, INC.

	By:	/s/ Dave Messenger
Name: Dave Messenger
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BDO USA, LLP, independent auditors of Peachtree Communities Group, Inc. and Subsidiaries
99.1	Audited consolidated and combined financial statements of Peachtree Communities Group, Inc. and Subsidiaries as of and for the years ended December 31, 2013 and 2012
99.2

Unaudited condensed consolidated and combined financial statements of Peachtree Communities Group, Inc. and Subsidiaries as of September 30, 2014 and for the nine month periods ended September 30, 2014 and 2013

99.3	Unaudited pro forma condensed combined financial statements of Century Communities, Inc. as of and for the nine month period ended September 30, 2014 and the year ended December 31, 2013